Exhibit 4.1

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of February 2, 2015, among Kindred Healthcare, Inc., a Delaware corporation (the “Company”), each of the Subsidiary Guarantors listed on the signature pages hereto, (each a “Supplemental Guarantor” and, collectively, the “Supplemental Guarantors”), and Wells Fargo Bank, National Association., as trustee (the “Trustee”). Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture referred to below.

RECITALS

WHEREAS, Kindred Escrow Corp. II, a Delaware corporation (the “Escrow Issuer”) and the Trustee have heretofore entered into that certain Indenture, dated as of December 18, 2014 (as amended or supplemented, the “Indenture”), relating to the 8.00% Senior Notes due 2020 in original principal amount of $750,000,000 (the “Notes”).

WHEREAS, each Supplemental Guarantor is to become a Subsidiary Guarantor under the Indenture; and

WHEREAS, on the date hereof, the Escrow Issuer is merging with and into the Company, with the Company being the surviving Person of such merger (the “Merger”).

AGREEMENT

NOW, THEREFORE, the parties to this Supplemental Indenture hereby agree as follows:

Section 1. The Company, pursuant to Article 5 of the Indenture, hereby expressly assumes and agrees to pay, perform and discharge when due each and every debt, obligation, covenant and agreement incurred, made or to be paid, performed or discharged by the Escrow Issuer under the Indenture and the Notes.

Section 2. Each Supplemental Guarantor hereby agrees, jointly and severally with all other Supplemental Guarantors, and fully and unconditionally, to be a Subsidiary Guarantor under the Indenture on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Subsidiary Guarantor.

Section 3. This Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Supplemental Indenture will henceforth be read together.

Section 4. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 5. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 6. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and each Subsidiary Guarantor.

[Signature pages follow]

KINDRED HEALTHCARE, INC.

By:	/s/ Joseph L. Landenwich
Name:	Joseph L. Landenwich
Title:	Co-General Counsel and Corporate Secretary

Aberdeen Holdings, Inc.
Able Home Healthcare, Inc.
Advanced Oncology Services, Inc.
American VitalCare, LLC
Avery Manor Nursing, L.L.C.
Bayberry Care Center, L.L.C.
Braintree Nursing, L.L.C.
BWB Sunbelt Home Health Services, LLC
California Nursing Centers, L.L.C.
Care Center of Rossmoor, L.L.C.
Central Arizona Home Health Care, Inc.
Clear Lake Rehabilitation Hospital, L.L.C.
Compass Hospice, Inc.
Country Estates Nursing, L.L.C.
Courtland Gardens Health Center, Inc.
Focus Care Health Resources, Inc.
Forestview Nursing, L.L.C.
GBA Holding, Inc.
GBA West, LLC
Goddard Nursing, L.L.C.
Greenbrae Care Center, L.L.C.
Greens Nursing and Assisted Living, L.L.C.
Harborlights Nursing, L.L.C.
Haven Health, LLC
Helian ASC of Northridge, Inc.
Helian Health Group, Inc.
HHS Healthcare Corp.
Highgate Nursing, L.L.C.
Highlander Nursing, L.L.C.
Homecare Holdings, Inc.
Home Health of Rural Texas, Inc.
Home Health Services, Inc.
Homestead Health and Rehabilitation Center, L.L.C.
IntegraCare Holdings, Inc.
IntegraCare Home Health Services, Inc.
IntegraCare Hospice of Abilene, LLC
IntegraCare Intermediate Holdings, Inc.
IntegraCare of Abilene, LLC
IntegraCare of Albany, LLC
IntegraCare of Athens-Home Health, LLC
IntegraCare of Athens-Hospice, LLC
IntegraCare of Granbury, LLC
IntegraCare of Littlefield, LLC
IntegraCare of Olney Home Health, LLC
IntegraCare of Texas, LLC
IntegraCare of West Texas-Home Health, LLC
IntegraCare of West Texas-Hospice, LLC
IntegraCare of Wichita Falls, LLC

J. B. Thomas Hospital, Inc.
KAH Development 1, L.L.C.
KAH Development 2, L.L.C.
KAH Development 3, L.L.C.
KAH Development 4, L.L.C.
KAH Development 5, L.L.C.
KAH Development 6, L.L.C.
KAH Development 7, L.L.C.
KAH Development 8, L.L.C.
KAH Development 9, L.L.C.
KAH Development 10, L.L.C.
KAH Development 11, L.L.C.
KAH Development 12, L.L.C.
KAH Development 13, L.L.C.
KAH Development 14, L.L.C.
KAH Development 15, L.L.C.
Kindred Braintree Hospital, L.L.C.
Kindred Development 4, L.L.C.
Kindred Development 7, L.L.C.
Kindred Development 8, L.L.C.
Kindred Development 9, L.L.C.
Kindred Development 10, L.L.C.
Kindred Development 11, L.L.C.
Kindred Development 12, L.L.C.
Kindred Development 13, L.L.C.
Kindred Development 15, L.L.C.
Kindred Development 17, L.L.C.
Kindred Development 27, L.L.C.
Kindred Development 29, L.L.C.
Kindred Development Holdings 3, L.L.C.
Kindred Development Holdings 5, L.L.C.
Kindred Healthcare Operating, Inc.
Kindred Healthcare Services, Inc.
Kindred Hospice Services, L.L.C.
Kindred Hospital-Pittsburgh-North Shore, L.L.C.
Kindred Hospitals East, L.L.C.
Kindred Hospital Palm Beach, L.L.C.
Kindred Hospital-Springfield, L.L.C.
Kindred Hospital-Toledo, L.L.C.
Kindred Hospitals West, L.L.C.
Kindred Nevada, L.L.C.
Kindred Nursing Centers East, L.L.C.
Kindred Nursing Centers North, L.L.C.
Kindred Nursing Centers South, L.L.C.
Kindred Nursing Centers West, L.L.C.
Kindred Rehab Services, Inc.
Kindred Systems, Inc.
KND Development 50, L.L.C.
KND Development 51, L.L.C.
KND Development 52, L.L.C.
KND Development 53, L.L.C.
KND Development 54, L.L.C.
KND Development 55, L.L.C.
KND Development 56, L.L.C.
KND Development 57, L.L.C.
KND Development 58, L.L.C.

KND Development 59, L.L.C.
KND Development 60, L.L.C.
KND Development 61, L.L.C.
KND Development 62, L.L.C.
KND Development 63, L.L.C.
KND Hospital Real Estate Holdings, L.L.C.
KND Real Estate 1, L.L.C.
KND Real Estate 2, L.L.C.
KND Real Estate 3, L.L.C.
KND Real Estate 4, L.L.C.
KND Real Estate 5, L.L.C.
KND Real Estate 6, L.L.C.
KND Real Estate 7, L.L.C.
KND Real Estate 8, L.L.C.
KND Real Estate 9, L.L.C.
KND Real Estate 10, L.L.C.
KND Real Estate 11, L.L.C.
KND Real Estate 12, L.L.C.
KND Real Estate 13, L.L.C.
KND Real Estate 14, L.L.C.
KND Real Estate 15, L.L.C.
KND Real Estate 16, L.L.C.
KND Real Estate 17, L.L.C.
KND Real Estate 18, L.L.C.
KND Real Estate 19, L.L.C.
KND Real Estate 20, L.L.C.
KND Real Estate 21, L.L.C.
KND Real Estate 22, L.L.C.
KND Real Estate 23, L.L.C.
KND Real Estate 24, L.L.C.
KND Real Estate 25, L.L.C.
KND Real Estate 26, L.L.C.
KND Real Estate 27, L.L.C.
KND Real Estate 28, L.L.C.
KND Real Estate 29, L.L.C.
KND Real Estate 30, L.L.C.
KND Real Estate 31, L.L.C.
KND Real Estate 32, L.L.C.
KND Real Estate 33, L.L.C.
KND Real Estate 34, L.L.C.
KND Real Estate 35, L.L.C.
KND Real Estate 36, L.L.C.
KND Real Estate 37, L.L.C.
KND Real Estate 38, L.L.C.
KND Real Estate 39, L.L.C.
KND Real Estate 40, L.L.C.
KND Real Estate 41, L.L.C.
KND Real Estate 42, L.L.C.
KND Real Estate 43, L.L.C.
KND Real Estate 44, L.L.C.
KND Real Estate 45, L.L.C.
KND Real Estate 46, L.L.C.
KND Real Estate 47, L.L.C.
KND Real Estate 48, L.L.C.
KND Real Estate 49, L.L.C.
KND Real Estate 50, L.L.C.

KND Real Estate 51, L.L.C.
KND Real Estate Holdings, L.L.C.
KND Rehab Real Estate Holdings, L.L.C.
KND SNF Real Estate Holdings, L.L.C.
Lafayette Health Care Center, Inc.
Lafayette Specialty Hospital, L.L.C.
Laurel Lake Health and Rehabilitation, L.L.C.
Maine Assisted Living, L.L.C.
Massachusetts Assisted Living, L.L.C.
Meadows Nursing, L.L.C.
MedEquities, Inc.
Medical Hill Rehab Center, L.L.C.
Med-Tech Private Care, Inc.
Med-Tech Services of Dade, Inc.
Med-Tech Services of Palm Beach, Inc.
Med. Tech. Services of South Florida, Inc.
Mills Medical Practices, LLC
New Triumph HealthCare of Texas, LLC
New Triumph HealthCare, Inc.
North West Texas Home Health Services, LLC
Northland LTACH, LLC
NP Plus, LLC
NRP Holdings Company
Outreach Health Services of North Texas, LLC
Outreach Health Services of the Panhandle, LLC
Pacific Coast Care Center, L.L.C.
Pacific West Home Care, LLC
Peoplefirst HomeCare & Hospice of California, L.L.C.
Peoplefirst HomeCare & Hospice of Colorado, L.L.C.
Peoplefirst HomeCare & Hospice of Indiana, L.L.C.
Peoplefirst HomeCare & Hospice of Massachusetts, L.L.C.
Peoplefirst HomeCare & Hospice of Ohio, L.L.C.
Peoplefirst HomeCare & Hospice of Utah, L.L.C.
Peoplefirst HomeCare of Colorado, L.L.C.
Peoplefirst Virginia, L.L.C.
PersonaCare of Connecticut, Inc.
PersonaCare of Huntsville, Inc.
PersonaCare of Ohio, Inc.
PersonaCare of Reading, Inc.
PersonaCare of Wisconsin, Inc.
PF Development 5, L.L.C.
PF Development 6, L.L.C.
PF Development 7, L.L.C.
PF Development 8, L.L.C.
PF Development 9, L.L.C.
PF Development 10, L.L.C.
PF Development 15, L.L.C.
PF Development 16, L.L.C.
PF Development 17, L.L.C.
PF Development 18, L.L.C.
PF Development 19, L.L.C.
PF Development 20, L.L.C.
PF Development 21, L.L.C.
PF Development 22, L.L.C.
PF Development 23, L.L.C.
PF Development 26, L.L.C.

PF Development 27, L.L.C.
PHH Acquisition Corp.
Professional Healthcare at Home, LLC
Professional Healthcare, LLC
Rehab Insurance Corporation
Rehab Staffing, L.L.C.
RehabCare Development 2, L.L.C.
RehabCare Development 3, L.L.C.
RehabCare Development 4, L.L.C.
RehabCare Development 5, L.L.C.
RehabCare Group, Inc.
RehabCare Group East, Inc.
RehabCare Group Management Services, Inc.
RehabCare Group of California, LLC
RehabCare Group of Texas, LLC
RehabCare Hospital Holdings, L.L.C.
Salt Lake Physical Therapy Associates, Inc.
SCCI Health Services Corporation
SCCI Hospital – Easton, Inc.
SCCI Hospital – El Paso, Inc.
SCCI Hospital – Mansfield, Inc.
SCCI Hospital Ventures, Inc.
SCCI Hospitals of America, Inc.
Senior Home Care, Inc.
SHC Holding, Inc.
SHC Rehab, Inc.
Siena Care Center, L.L.C.
Smith Ranch Care Center, L.L.C.
Southern California Specialty Care, Inc.
Southern Nevada Home Health Care, Inc.
Southern Utah Home Health, Inc.
Southern Utah Home Oxygen & Medical Equipment, Inc.
Specialty Healthcare Services, Inc.
Specialty Hospital of Cleveland, Inc.
Specialty Hospital of Philadelphia, Inc.
Specialty Hospital of South Carolina, Inc.
Springfield Park View Hospital, L.L.C.
Symphony Health Services, LLC
Synergy, Inc.
Synergy Healthcare Group, Inc.
Synergy Home Care-Acadiana Region, Inc.
Synergy Home Care-Capitol Region, Inc.
Synergy Home Care-Central Region, Inc.
Synergy Home Care-Northeastern Region, Inc.
Synergy Home Care-Northshore Region, Inc.
Synergy Home Care-Northwestern Region, Inc.
Synergy Home Care-Southeastern Region, Inc.
Texas Health Management Group, LLC
THC – Chicago, Inc.
THC – Houston, Inc.
THC – North Shore, Inc.
THC – Orange County, Inc.
THC–Seattle, Inc.
TherEX, Inc.
The Therapy Group, Inc.
Tower Hill Nursing, L.L.C.

Transitional Hospitals Corporation of Indiana, Inc.
Transitional Hospitals Corporation of Louisiana, Inc.
Transitional Hospitals Corporation of Nevada, Inc.
Transitional Hospitals Corporation of New Mexico, Inc.
Transitional Hospitals Corporation of Tampa, Inc.
Transitional Hospitals Corporation of Texas, Inc.
Transitional Hospitals Corporation of Wisconsin, Inc.
Trinity Hospice of Texas, LLC
Triumph HealthCare Holdings, Inc.
Triumph HealthCare Second Holdings, LLC
Triumph HealthCare Third Holdings, LLC
Triumph Hospital Northwest Indiana, Inc.
Triumph Rehabilitation Hospital Northern Indiana, LLC
Triumph Rehabilitation Hospital of Northeast Houston, LLC
Tucker Nursing Center, Inc.
Tulsa Specialty Hospital L.L.C.
Vernon Home Health Care Agency, LLC
VTA Management Services, LLC
VTA Staffing Services, LLC
Wellstream Health Services, LLC
West Texas, LLC
Ygnacio Valley Care Center, L.L.C.
Foothill Nursing Company Partnership
Hillhaven–MSC Partnership
Kindred Hospitals Limited Partnership
Kindred Nursing Centers Central Limited Partnership
Kindred Nursing Centers Limited Partnership
New Triumph HealthCare, LLP
RehabCare Group of Amarillo, LP
RehabCare Group of Arlington, LP
ABC Hospice, LLC
Access Home Health of Florida, LLC
Alpine Home Health Care, LLC
Alpine Home Health II, Inc.
Alpine Home Health, Inc.
Alpine Resource Group, Inc.
American Homecare Management Corp.
American Hospice, Inc.
Asian American Home Care, Inc.
Bethany Hospice, LLC
California Hospice, LLC
Capital Care Resources of South Carolina, LLC
Capital Care Resources, LLC
Capital Health Management Group, LLC
Chaparral Hospice, Inc.
Chattahoochee Valley Home Care Services, LLC
Chattahoochee Valley Home Health, LLC
CHMG Acquisition LLC
CHMG of Atlanta, LLC
CHMG of Griffin, LLC
Colorado Hospice, L.L.C.
Eastern Carolina Home Health Agency, LLC
Faith Home Health and Hospice, LLC
Faith in Home Services, L.L.C.
FHI GP, Inc.
FHI Health Systems, Inc.

FHI LP, Inc.
First Home Health, Inc.
Gentiva Certified Healthcare Corp.
Gentiva Health Services (Certified), Inc.
Gentiva Health Services (USA) LLC
Gentiva Health Services Holding Corp.
Gentiva Health Services, Inc.
Gentiva Rehab Without Walls, LLC
Gentiva Services of New York, Inc.
Georgia Hospice, LLC
Gilbert’s Home Health Agency, Inc.
Gilbert’s Hospice Care, LLC
Gilbert’s Hospice Care of Mississippi, LLC
Girling Health Care Services of Knoxville, Inc.
Girling Health Care, Inc.
Harden Clinical Services, LLC
Harden HC Texas Holdco, LLC
Harden Healthcare Holdings, LLC
Harden Healthcare Services, LLC
Harden Healthcare, LLC
Harden Home Health, LLC
Harden Home Option, LLC
Harden Hospice, LLC
Hawkeye Health Services, Inc.
Healthfield Home Health, LLC
Healthfield Hospice Services, LLC
Healthfield of Southwest Georgia, LLC
Healthfield of Statesboro, LLC
Healthfield of Tennessee, LLC
Healthfield Operating Group, LLC
Healthfield, LLC
Home Health Care Affiliates of Central Mississippi, L.L.C.
Home Health Care Affiliates of Mississippi, Inc.
Home Health Care Affiliates, Inc.
Home Health Care of Carteret County, LLC
HomeCare Plus, Inc.
Horizon Health Care Services, Inc.
Horizon Health Network LLC
Hospice Care of Kansas and Missouri, L.L.C.
Hospice Care of Kansas, L.L.C.
Hospice Care of the Midwest, L.L.C.
Iowa Hospice, L.L.C.
Isidora’s Health Care Inc.
Lakes Hospice, L.L.C.
Lighthouse Hospice Management, LLC
Lighthouse Hospice Partners, LLC
Lighthouse Hospice - Coastal Bend, LLC
Lighthouse Hospice - Metroplex, LLC
Lighthouse Hospice-San Antonio, LLC
Mid-South Home Care Services, LLC
Mid-South Home Health Agency, LLC
Mid-South Home Health of Gadsden, LLC
Mid-South Home Health, LLC
Missouri Home Care of Rolla, Inc.
New York Healthcare Services, Inc.
Nursing Care - Home Health Agency, Inc.

Odyssey HealthCare Austin, LLC
Odyssey HealthCare Detroit, LLC
Odyssey HealthCare Fort Worth, LLC
Odyssey HealthCare GP, LLC
Odyssey HealthCare Holding Company
Odyssey HealthCare LP, LLC
Odyssey HealthCare of Augusta, LLC
Odyssey HealthCare of Flint, LLC
Odyssey HealthCare of Marion County, LLC
Odyssey HealthCare of Savannah, LLC
Odyssey HealthCare of St. Louis, LLC
Odyssey HealthCare, Inc.
OHS Service Corp.
Omega Hospice, LLC
PHHC Acquisition Corp.
QC-Medi New York, Inc.
Quality Care - USA, Inc.
Saturday Partners, LLC
Tar Heel Health Care Services, LLC
The American Heartland Hospice Corp.
The Home Option, LLC
The Home Team of Kansas, LLC
Total Care Home Health of Louisburg, LLC
Total Care Home Health of North Carolina, LLC
Total Care Home Health of South Carolina, LLC
Van Winkle Home Health Care, Inc.
Vista Hospice Care, LLC
VistaCare of Boston, LLC
VistaCare USA, LLC
VistaCare, LLC
Voyager Home Health, Inc.
Voyager HospiceCare, Inc.
We Care Home Health Services, Inc.
Wiregrass Hospice Care, LLC
Wiregrass Hospice of South Carolina, LLC
Wiregrass Hospice LLC
Family Hospice, Ltd.
FHI Management, Ltd.
Odyssey HealthCare Management, LP
Odyssey HealthCare Operating A, LP
Odyssey HealthCare Operating B, LP
Voyager Acquisition, L.P.
Centerre Healthcare Corporation
CHC Management Services, LLC
CRH of Arlington, LLC
CRH of Avon, LLC
CRH of Cleveland, LLC
CRH of Dallas, LLC
CRH of Fort Worth, LLC
CRH of Indianapolis, LLC
CRH of Lancaster, LLC
CRH of Langhorne, LLC
CRH of Madison, LLC
CRH of Memphis, LLC
CRH of Oklahoma City, LLC
CRH of Springfield, LLC

CRH of St. Louis, LLC CRH of Waukesha, LLC,

as a Supplemental Guarantors

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Co-General Counsel and Corporate Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Julius R. Zamora
Name:	Julius R. Zamora
Title:	Vice President